SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUS

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

FS Variable Separate Account

Polaris Choice Variable Annuity

Effective on October 22, 2018, the following Underlying Fund of the Anchor Series Trust (“AST”) has been renamed as indicated below.

Former Underlying Fund Name	New Underlying Fund Name	Managed By	Trust

SA Edge Asset Allocation	SA PGI Asset Allocation	Principal Global Investors, LLC	AST

Effective on October 22, 2018, the following Target Underlying Fund has been reorganized and merged into the Acquiring Underlying Fund as indicated below.

Target Underlying Fund	Acquiring Underlying Fund	Managed By	Trust
SA Boston Company Capital Growth	SA AB Growth	AllianceBernstein L.P.	SAST
SA Wellington Growth
SA Wellington Natural Resources
SA WellsCap Fundamental Growth

Dated: March 8, 2019

Please keep this supplement with your prospectus.